Exhibit 10.2

CHANGE IN CONTROL AGREEMENTS

Deloris R. Duquette

C.R. Dwiggins, Jr.

Russell N. Fairbanks, Jr.

David C. Godwin

Steven M. Helmbrecht

Chuck McAtee

Philip E. Mezey

LeRoy D. Nosbaum

Jared P. Serff

Douglas L. Staker

Malcolm Unsworth

Russell E. Vanos

Robert W. Whitney